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                                                                    Exhibit 3.16
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                                                                 Illinois                          This space for use by
Form LLC-5.5                                          Limited Liability Company Act                 Secretary of State
     January 2000                                        Articles of Organization
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Jesse White
Secretary of State                                         SUBMIT IN DUPLICATE
Department of Business Services                            Must be typewritten
Limited Liability Company Division
Room 359, Howlett Building                       ----------------------------------------
Springfield, IL  62756                           This space for use by Secretary of State
http://www.sos.state.il.us
------------------------------------------    Date
Payment must be made by certified check,       Assigned File #
cashier's check, Illinois attorney's check,    Filing Fee        $400.00
Illinois C.P.A.'s check or money order         Approved:
payable to "Secretary of State."
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1.    LIMITED LIABILITY COMPANY NAME: _______________________________________________________________________________________

      _______________________________________________________________________________________________________________________
      (The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2.    If transacting business under an assumed name, complete and attach Form LLC-1.20.

3.    The address of its principal place of business:  (Post office box alone and c/o are unacceptable).

      _______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________.


4.    The Articles of Organization are effective on:  (Check one)

      (a) _____ the filing date, or (b) _____ another date later than but not more than 60 days subsequent to the filing date: _________________________
                                                                    (month, day, year)

5.    The registered agent's name and registered office address is:

      Registered Agent:            __________________________________________________________________________________________
                                   First Name              Middle Initial                     Last Name
      Registered Office:           __________________________________________________________________________________________
      (P.O. Box and                Number                  Street                             Suite #
      c/o are unacceptable)        __________________________________________________________________________________________
                                   City                    County                             Zip Code

6.    Purpose or purposes for which the LLC is organized:  Include the business code # (IRS Form 1056).
      (If not sufficient space to cover this point, add one or more sheets of this size.)

      "The transaction of any or all lawful business for which limited liability companies may be organized under this Act."







7.    The latest date, if any, upon which the company is to dissolve ______________________________.
                                                                           (month, day, year)

      Any other events of dissolution enumerated on an attachment.  (Optional)
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8.    Other provisions for the regulation of the internal affairs of the LLC per section 5-5(a)(8) included as attachment:

      If yes, state the provisions(s) from the ILLCA.   [ ] Yes            [ ] No



9.    (a)   Management is by manager(s):                [ ] Yes            [ ] No
      If yes, list names and business addresses.





      (b)   Management is vested in the member(s):      [ ] Yes            [ ] No
           If yes, list names and addresses.







10.   I affirm, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

      Dated _____________________________________, __________
                        (Month/Day)                  (Year)

          Signature(s) and Name(s) of Organizer(s)                                    Business Address(es)

1.__________________________________________________________     1.__________________________________________________________
                        Signature                                     Number                                 Street

  __________________________________________________________       __________________________________________________________
               (Type or Print Name and title)                                               City/Town

  __________________________________________________________       __________________________________________________________
               (Name if a corporation or other entity)                State                                  ZIP Code

2.__________________________________________________________     2.__________________________________________________________
                        Signature                                     Number                                 Street

  __________________________________________________________       __________________________________________________________
               (Type or Print Name and Title)                                               City/Town

  __________________________________________________________       __________________________________________________________
               (Name if a corporation or other entity)                State                                  ZIP Code

3.__________________________________________________________     3.__________________________________________________________
                        Signature                                     Number                                 Street

  __________________________________________________________       __________________________________________________________
               (Type or print name and title)                                               City/Town

  __________________________________________________________       __________________________________________________________
            (Name if a corporation or other entity)                    State                                 ZIP Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
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